SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

On January 7, 2026, the Company’s board of directors received from Dr. Wei-Wu He, one of the Company’s board of directors, a preliminary non-binding proposal, which was further amended by an updated preliminary non-binding proposal dated January 9, 2026 (the "Proposal"), to acquire all of the outstanding ordinary shares, par value US$0.0001 per share, of the Company (the "Ordinary Shares"), that are not already beneficially owned by Dr. He for a proposed purchase price of US$1.15 per Ordinary Share. The proposed price represents a 30% premium to the average closing price during the last 30 trading days. As of the date of this report, no decisions have been made with respect to the Proposal. There can be no assurance that any definitive offer will be received, that any definitive agreement will be executed relating to the transaction contemplated by the Proposal, or that the transaction contemplated by the Proposal, or any other similar transaction will be approved or consummated.

On February 23, 2026, the Company was notified by Nasdaq that the Nasdaq Hearings Panel had determined to delist its ordinary shares from the Nasdaq Stock Market. On February 25, 2026, Nasdaq notified the SEC of its intention to remove the Company’s Ordinary Shares from listing and registration on Nasdaq, effective February 26, 2026. The Company’s ordinary shares started to trade on OTCQB market under the ticker “CASIF” on April 14, 2026.